UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30100 Town Center Dr, Suite O-209

Laguna Niguel, California 92677

(Address of principal executive offices) (Zip Code)

(949) 732-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENCR	OTC

Item 1.01 Entry into a Material Definitive Agreement.

2015 and 2016 Amendment Agreements and Waivers

Effective as of April 30, 2019, Ener-Core, Inc. (the “Company”) and certain investors holding convertible senior secured notes issued in April and May 2015 (the “2015 Notes”) and December 2016 (the “2016 Notes”) executed amendment agreements and waivers (the “2015 Amendment Agreements” and “2016 Amendment Agreements”, respectively, and together, the “Amendment Agreements”). The Amendment Agreements (i) extend the maturity date of the 2015 Notes and 2016 Notes to May 31, 2019; (ii) extend the deadline set forth in the securities purchase agreements pursuant to which the Company issued the 2015 Notes and 2016 Notes, respectively, for the Company to commence trading of its common stock on a national securities exchange to May 31, 2019 (the “Listing Requirement); (v) amend the optional redemption provisions set forth in the 2015 Notes and 2016 Notes, respectively, to provide that at any time from and after June 1, 2019 and provided that the Company has not received either (x) initial deposits for at least eight 2 megawatt (MW) Power Oxidizer units or (y) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000 by May 31, 2019 (inclusive), a holder has the right to require that the Company redeem all or any portion of his, her or its 2015 Note or 2016 Note, respectively (the “Redemption Requirement”); and (vi) amend the definition of “Eligible Market” in each of the 2015 Notes and 2016 Notes to correspond to the extension of the Company’s deadline to commence trading of its common stock on a national securities exchange to May 31, 2019.

Notwithstanding the foregoing, effective upon the issuance by the Company of Additional Notes for aggregate gross proceeds of at least $2,000,000, the Amendment Agreements will (i) remove the Listing Requirement; (ii) remove the Redemption Requirement and the associated definitions; (iii) remove the Listing Requirement deadline set forth in the definition of “Eligible Market” in each of the 2015 Notes and 2016 Notes; and (iii) extend the maturity date of the 2015 Notes and 2016 Notes to December 31, 2020.

The Amendment Agreements are binding upon the holders all of the 2015 Notes and 2016 Notes and the parties to the related securities purchase agreements pursuant to the terms thereof.

Bridge Notes Amendment Agreements and Waiver

Effective as of April 30, 2019, the Company and certain investors that holds convertible senior secured notes issued in September 2017, November 2017, December 2017, January 2018, and March 2018 (the “Bridge Notes”) executed amendment agreements and waivers (the “Bridge Notes Amendment Agreement”), which (i) extend the maturity date of the Bridge Notes to May 31, 2019 and, upon the issuance by the Company of Additional Notes for aggregate gross proceeds of $2,000,000, further extend the maturity date of the Bridge Notes to December 31, 2020; and (ii) amends the Redemption Requirement set forth in the Bridge Notes to correspond to the amendments set forth in the Amendment Agreements, including the removal of the Redemption Requirement upon the issuance by the Company of Additional Notes for aggregate gross proceeds of at least $2,000,000. The Bridge Notes Amendment Agreement is binding upon the holders all of the Bridge Notes pursuant to the terms thereof.

Convertible Notes Amendment Agreements and Waivers

Effective as of April 30, 2019, the Company and certain investors that hold convertible senior secured notes issued in June 2018 (the “June 2018 Notes”) executed amendment agreements and waivers (the “June 2018 Notes Amendment Agreement”), which (i) extend the maturity date of the June 2018 Notes to May 31, 2019 and, upon the issuance by the Company of Additional Notes for aggregate gross proceeds of $2,000,000, further extend the maturity date of the June 2018 Notes to December 31, 2020; and (ii) amends the Redemption Requirement set forth in the June 2018 Notes to correspond to the amendments set forth in the Amendment Agreements, including the removal of the Redemption Requirement upon the issuance by the Company of Additional Notes for aggregate gross proceeds of at least $2,000,000. The June 2018 Notes Amendment Agreement is binding upon the holders all of the June 2018 Notes pursuant to the terms thereof.

The forms of 2015 Amendment Agreement, 2016 Amendment Agreement, Bridge Notes Amendment Agreement and June 2018 Notes Amendment Agreement are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of April 30, 2019
4.2	Form of 2016 Amendment Agreement, effective as of April 30, 2019
4.3	Form of Bridge Notes Amendment Agreement, effective as of April 30, 2019
4.4	Form of June 2018 Notes Amendment Agreement, effective as of April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: May 3, 2019	By:	/s/ Michael Hammons
Michael Hammons
Director, Acting Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of April 30, 2019
4.2	Form of 2016 Amendment Agreement, effective as of April 30, 2019
4.3	Form of Bridge Notes Amendment Agreement, effective as of April 30, 2019
4.4	Form of June 2018 Notes Amendment Agreement, effective as of April 30, 2019

3